SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   January 23, 2004
                                                 -------------------------------


                       Chase Mortgage Finance Corporation
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                              333-110968                 52-1495132
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)

343 Thornall Street,  Edison,  New Jersey                            08837
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   (732) 205-0600
                                                  ------------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)





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ITEM 5.       Other Events
              ------------

            Attached as an exhibit are certain Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association) furnished to Chase Mortgage Finance Corporation (the "Company") by Credit Suisse First Boston LLC (the "Underwriter") in respect of the Company's proposed offering of certain classes of the Chase Mortgage Finance Corporation, Multi-Class Mortgage Pass-Through Certificates, Series 2004-S2 (such classes, the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-110968). The Company hereby incorporates the attached Collateral Term Sheets by reference in the Registration Statement.

            The Collateral Term Sheets were prepared solely by the Underwriter, and the Company did not prepare or participate in the preparation of the Collateral Term Sheets.

            Any statement or information contained in the attached Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            ------------------                  -----------

            (99)                                Collateral Term Sheets
                                                prepared by Credit Suisse
                                                First Boston LLC in
                                                connection with certain
                                                classes of the Chase Mortgage
                                                Finance Corporation,
                                                Multi-Class Mortgage
                                                Pass-Through Certificates,
                                                Series 2004-S2.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHASE MORTGAGE FINANCE CORPORATION



      January 23, 2004
                                   By:  /s/  Eileen Lindblom
                                      ------------------------------------------
                                      Eileen Lindblom
                                      Vice President

                                INDEX TO EXHIBITS




                                                            Paper (P) or
Exhibit No.       Description                               Electronic (E)
-----------       -----------                               --------------

   (99)           Collateral Term Sheets prepared by                E
                  Credit Suisse First Boston LLC in
                  connection with certain classes of
                  the Chase Mortgage Finance
                  Corporation, Multi-Class Mortgage
                  Pass-Through Certificates, Series
                  2004-S2.